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                                                                    EXHIBIT 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-4 (Registration No. 333-63471) of our report dated March 24, 1998 included in R&B Falcon Corporation's Form 10-K for the year ended December 31, 1997 and to all references to our Firm in this registration statement.


/s/ ARTHUR ANDERSEN LLP

Houston, Texas

October 12, 1998